Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Note 15—Income Taxes
Income Tax Benefit.  We are subject to U.S. federal and state income taxes on our operations.
Our losses from continuing operations before income taxes were $1.289 billion, $427 million and $268 million for the years ended December 31, 2016, 2015 and 2014, respectively, which was solely from domestic sources.
Our components of income tax benefit related to income (loss) from continuing operations were as follows:

	Year Ended December 31,
(amounts in millions)	2016	2015	2014
Current tax benefit (expense)	$15	$(3)	$—
Deferred tax benefit	30	477	1
Income tax benefit	$45	$474	$1

Our income tax benefit related to losses from continuing operations before income taxes for each of the years ended December 31, 2016, 2015 and 2014 were equivalent to effective rates of 3 percent, 111 percent, and zero percent, respectively. Differences between taxes computed at the U.S. federal statutory rate and our reported income tax benefit were as follows:

	Year Ended December 31,
(amounts in millions)	2016	2015	2014
Expected tax benefit at U.S. statutory rate (35%)	$451	$149	$94
State taxes	16	68	—
Permanent differences (1)	(4)	16	(15)
Valuation allowance (2)(3)	(404)	271	(331)
NOL reduction from acceleration of AMT Credits	(17)	—	—
Uncertain tax position	—	—	244
Unconsolidated subsidiary adjustment	—	—	5
Adjustment to AMT credits	—	(26)	—
Other	3	(4)	4
Income tax benefit	$45	$474	$1
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(1)
Permanent items for years ended December 31, 2016, 2015 and 2014 included a $2 million benefit, an $18 million benefit, and a $14 million expense, respectively, for the change in the fair value of warrants during the year that were not deductible for income taxes. Income tax benefit for the year ended December 31, 2016 includes $5 million of Income tax expense for non-deductible legal fees related to the Genco Plan. Please read Note 22—Genco Chapter 11 Bankruptcy for further discussion.

(2)
The EquiPower Acquisition on April 1, 2015 caused a change in the attributes and impacted our estimate of the realizability of our deferred tax assets. As a result, we recorded a $453 million reduction to our valuation allowance in 2015 and $3 million in 2016.

(3)
On April 14, 2014, we received final notice from the Internal Revenue Service (“IRS”) that their audit of our 2012 tax year has been completed.  In accordance with accounting guidance in ASC 740, Income Taxes (“ASC 740”), we recognized $270 million of net tax benefits for tax positions included in the 2012 tax return that had not previously met the “more likely than not” recognition threshold.  These benefits were recognized in the second quarter of 2014 as a discrete item with a corresponding adjustment to the valuation allowance.

Deferred Tax Liabilities and Assets.  Our significant components of deferred tax assets and liabilities were as follows:

	Year Ended December 31,
(amounts in millions)	2016	2015
Non-current deferred tax assets:
NOL carryforwards	$1,629	$1,533
AMT and state tax credit carryforwards	241	275
Reserves (legal, environmental and other)	7	17
Pension and other post-employment benefits	18	16
Asset retirement obligations	85	89
Deferred financing costs and intangible/other contracts	48	64
Derivative contracts	57	69
Other	46	27
Subtotal	2,131	2,090
Less: valuation allowance	(1,704)	(1,276)
Total non-current deferred tax assets	$427	$814
Non-current deferred tax liabilities:
Depreciation and other property differences	$(371)	$(738)
Investment in unconsolidated partnership	—	(27)
Derivative contracts	(44)	(4)
Other	(17)	(74)
Total non-current deferred tax liabilities	$(432)	$(843)
Net non-current deferred tax liabilities	$(5)	$(29)

NOL Carryforwards.  As of December 31, 2016, we had approximately $4.2 billion of federal tax net operating loss carryforwards (“NOLs”) and $3.4 billion of state NOLs that can be used to offset future taxable income. The federal NOLs expire beginning in 2024 through 2036. Similarly, the state NOLs will expire at various dates (based on the company’s review of the application of apportionment factors and other state tax limitations). Under federal income tax law, our NOLs can be utilized to reduce future taxable income subject to certain limitations, including if we were to undergo an ownership change as defined by Internal Revenue Code (“IRC”) Section 382. If an ownership change were to occur as a result of future transactions in our stock, our ability to utilize the NOLs may be significantly limited.
Alternative Minimum Tax Credit Carryforwards. While our Alternative Minimum Tax (“AMT”) credits do not expire, the change in control that occurred on May 9, 2012 materially impacted our ability to utilize the AMT credits. The Company filed an amended 2009 tax return on April 8, 2015, as permitted by the IRS, which allows the Company to utilize more AMT NOLs. This relief resulted in a reduction of AMT credits of $26 million. For the year ended December 31, 2016, the Company elected to accelerate the minimum tax credit in lieu of claiming the bonus depreciation allowance, resulting in a current Income tax benefit of $16 million.
Change in Valuation Allowance.  Realization of our deferred tax assets is dependent upon, among other things, our ability to generate taxable income of the appropriate character in the future. At December 31, 2016, we have a valuation allowance against our net deferred assets including federal and state NOLs and AMT credit carryforwards. Additionally, at December 31, 2016, our temporary differences were in a net deferred tax asset position. We do not believe we will produce sufficient future taxable income, nor are there tax planning strategies available, to realize the tax benefits of our net deferred tax asset associated with temporary differences. Accordingly, we have recorded a full valuation allowance against the net asset temporary differences related to federal income tax and the net asset temporary differences related to most state income tax as appropriate.
The changes in the valuation allowance were as follows:

	Year Ended December 31,
	2016	2015	2014
Beginning of period	$1,276	$1,535	$1,149
Changes in valuation allowance—continuing operations:
Charged to costs and expenses	428	(259)	370
Charged to other accounts	—	—	16
End of period	$1,704	$1,276	$1,535

Unrecognized Tax Benefits. We are complete with federal income tax audits by the IRS through 2013 as a result of our participation in the IRS’ Compliance Assurance Process. However, any NOLs we claim in future years to reduce taxable income could be subject to additional IRS examination regardless of when the NOLs occurred. We are generally not subject to examinations for state and local taxes for tax years 2010 or earlier with few exceptions.
On April 14, 2014, we received final notice from the IRS that their audit of our 2012 tax year was completed.  In accordance with accounting guidance in ASC 740, we recognized $270 million of net tax benefits for tax positions included in the 2012 tax return that had not previously met the “more likely than not” recognition threshold.  These benefits were recognized in 2014 as a discrete item with a corresponding adjustment to the valuation allowance.
A reconciliation of our beginning and ending amounts of unrecognized tax benefits follows:

	Year Ended December 31,
amounts in millions	2016	2015	2014
Unrecognized tax benefits, beginning of period	$3	$4	$274
Decrease due to settlements and payments	—	(1)	(270)
Unrecognized tax benefits, end of period	$3	$3	$4

As of December 31, 2016, approximately $3 million of unrecognized tax benefits would impact our effective tax rate if recognized.